                          Certification of Chief Executive Officer
                      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
     (a) and (b) of Section  1350,  Chapter 63 of Title 18, United States Code),
     the undersigned  officer of Scotia Pacific Company LLC, a Delaware  limited liability company (the "Company"), does hereby certify that:

          (a) the  accompanying  Annual  Report on Form 10-K for the year  ended
     December 31, 2004 of the Company (the  "Report")  fully  complies  with the requirements  of Section 13(a) or 15(d) of the  Securities  Exchange Act of
     1934; and

          (b) the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the
     Company.

Dated: March 16, 2005

                                         ______________________________________
                                         /S/           ROBERT E. MANNE
                                                       Robert E. Manne
                                                   Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code).